FIFTH AMENDMENT
                               TO
            REVOLVING CREDIT AND LETTER OF CREDIT AGREEMENT




     This Amendment, dated as of July 1, 1995, is entered into by
(1) FRONTIER OIL AND REFINING COMPANY, a Delaware corporation (the "Borrower"), (2) the banks parties to the Credit Agreement referred to below (the "Banks") and (3) UNION BANK, a California banking corporation, as agent (the "Agent") for the Banks.


Recitals

     A. The Borrower, the Banks and the Agent have entered into a Revolving Credit and Letter of Credit Agreement dated as of August 10, 1992, as amended by a letter of waiver and amendment dated March 17, 1993, a Second Amendment to Revolving Credit and Letter of Credit Agreement dated as of April 30, 1993, a Third Amendment to Revolving Credit and Letter of Credit Agreement dated as of December 31, 1993 and a Fourth Amendment to Revolving Credit and Letter of Credit Agreement dated as of July 6, 1994 (said Agreement, as so amended, herein called the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

     B. The Borrower, the Banks and the Agent hereby agree as set forth below.

     Section 1. Amendments to Credit Agreement. Effective as of the date first set forth above and subject to satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:

        (a)   The definition of "Commitment Termination Date" in
Section 1.1 of the Credit Agreement is amended in full to read as follows:

              "'Commitment Termination Date' means April 2, 1997; provided, however, that, upon (a) written request by the Borrower not later than May 15, 1996 and (b) notice of such extension by the Agent to the Borrower not later than July 15, 1996, the Commitment Termination Date may be extended by the Agent and the Banks, in their sole and absolute discretion, for up to an additional year; and further provided, however, that the Agent's failure to notify the Borrower of any such extension by the applicable date referred to above shall constitute a denial of such extension."

        (b) Sections 2.1(a) and 2.7(b) of the Credit Agreement are amended by deleting the words and figures "fifteen million dollars ($15,000,000)" in each such section and substituting the words and figures "twenty million dollars ($20,000,000)" in each instance.

        (c) Section 2.2(a) of the Credit Agreement is amended by deleting the words and figures "four hundred twenty-five thousandths percent (.425%)" and substituting the words and figures "four-tenths percent (0.4%)."

        (d) Section 2.6(a) of the Credit Agreement is amended by deleting the words and figures "one and one-quarter percent (1.25%)" in clause (i) thereof and "two and one-quarter percent (2.25%)" in clause (ii) thereof and substituting the words and figures "seven-eighths percent (0.875%)" and "two percent (2.00%)," respectively.

        (e) Section 2.12(a) of the Credit Agreement is amended by deleting the words and figures "one and one-half percent
(1.50%)" and substituting the words and figures "one and one-quarter percent (1.25%)."

        (f) Schedule 3 to the Credit Agreement is deleted and replaced by Schedule 3 to this Amendment.

     Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above when the Agent has received a renewal fee of $125,000 for the account of the Banks and all of the following documents, each dated on or before the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:

        (a) this Amendment, duly executed by the Borrower and the Banks;

        (b) an amendment to the FOC Guaranty with respect to the liquidity coverage covenant contained in Section 7.2(k) thereof, duly executed by FOC and the Banks, together with the other documents required to be delivered to the Agent as conditions precedent to the effectiveness of such amendment;

        (c)   an amendment and restatement of the Agent's Fee
Letter;

        (d) a consent to this Amendment, duly executed by Wainoco and the Guarantors;

        (e) copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and any documents delivered by the Borrower pursuant hereto, certified by the Secretary or an Assistant Secretary of the Borrower to be correct and complete and in full force and effect as of the date of execution, and as of the effective date, of this Amendment;

        (f) a certificate of the Secretary or an Assistant Secretary of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed this Amendment or any document delivered by the Borrower pursuant hereto;

        (g) a certificate of the Borrower, signed on behalf of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, certifying as to (A) the absence of any amendments to the charter documents or bylaws of the Borrower on or after August 18, 1992, (B) the truthfulness in all material respects of the representations and warranties contained in the Credit Documents as though made on and as of the effective date of this Amendment and (C) the absence of any event occurring and continuing, or resulting from the effectiveness of this Amendment, that constitutes a Default or an Event of Default; and

        (h) such other approvals, opinions and documents as the Agent may reasonably request.

     Section 3.  Representations and Warranties of Borrower.  The
Borrower represents and warrants as follows:

        (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter documents or bylaws, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or (iii) result in or require the creation or imposition of any Lien or preferential arrangement of any nature (other than any created by the Credit Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

        (c) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Credit Documents, as amended hereby, to which the Borrower is or is to be a party.

        (d) This Amendment and each of the Credit Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

        (e) The Security Agreement, the Account Pledge Agreement and the Note Pledge Agreement constitute valid and perfected first-priority Liens on the Collateral covered thereby, enforceable against all third parties in all jurisdictions, and secure the payment of all obligations of the Borrower under the Credit Documents, as amended hereby; and the execution, delivery and performance of this Amendment do not adversely affect the Lien of the Security Agreement, the Account Pledge Agreement or the Note Pledge Agreement.

        (f) The consolidated balance sheet of FOC and its Subsidiaries as of December 31, 1994 and the related consolidated statements of income, retained earnings and cash flows of FOC and its Subsidiaries for the fiscal year then ended, certified by Arthur Andersen & Co., independent public accountants, and the report as of April 30, 1995 referred to in Section 7.1(j)(i) of the FOC Guaranty, certified by the chief financial officer or chief accounting officer of FOC, fairly present the consolidated financial condition of FOC and its Subsidiaries as of such dates and the consolidated results of the operations of FOC and its Subsidiaries for the fiscal periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since April 30, 1995 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of FOC or any of its Subsidiaries. FOC and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

        (g) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting FOC or any its Subsidiaries before any Governmental Person or arbitrator that may materially and adversely affect the financial condition or operations of FOC or any of its Subsidiaries or that purports to affect the legality, validity or enforceability of this Amendment or any of the Credit Documents, as amended hereby.

     Section 4.   Reference to and Effect on Credit Documents.

        (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        (b) Except as specifically amended or referred to above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement, the Account Pledge Agreement and the Note Pledge Agreement, and all of the Collateral described therein, do and shall continue to secure the payment of all obligations of the Borrower under the Credit Documents, as amended hereby.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     Section 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and the Borrower agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     Section 7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE
STATE OF CALIFORNIA.


FRONTIER OIL AND REFINING COMPANY



By:  /s/ Jon D. Galvin
     ------------------------------
     Jon D. Galvin
     Vice President and
      Chief Financial Officer



UNION BANK, as Agent and
  as a Bank



By: /s/ Richard P. DeGrey, Jr.
    ------------------------------
    Richard P. DeGrey, Jr.
    Vice President



BANQUE PARIBAS



By:  /s/ Mark M. Green
     ------------------------------
Name: Mark M. Green
Title: Vice President



By:  /s/ Barton D. Schouest
     ------------------------------
Name: Barton D. Schouest
Title: Group Vice President



DEN NORSKE BANK AS



By:  /s/ Theodore S. Jadick, Jr.
     ------------------------------
Name: Theodore S. Jadick, Jr.
Title: Senior Vice President



By:  /s/ Fran Meyers
     ------------------------------
Name: Fran Meyers
Title: Vice President


SCHEDULE 3

METHODS OF CALCULATION OF FAIR MARKET VALUE OF INVENTORY


     In determining market value of Inventory, the actual Eligible Inventory volumes shall be multiplied by the prices determined below for each category of Inventory. Each price derived from the independent sources described below shall be the price for the relevant Inventory type published on the effective date, or published most recently before the effective date, of the Borrowing base Certificate concerned.

Inventory Type                  Method of Determining Prices
- ----------------------------    ---------------------------------

Sweet Wyoming Crude             Average of Texaco's and Conoco's
                                posted price, less gravity
                                adjustment ("ATCPPLGA"), for 40-
                                degree Sweet Wyoming Crude, plus
                                $2.20/barrel.

General Wyoming Sour Crude      ATCPPLGA for 24-degree General
                                Wyoming Sour Crude, plus
                                $3.30/barrel.

Wyoming Asphaltic Sour          ATCPPLGA for 21-degree Wyoming
  Sour Crude                    Asphaltic Sour Crude, plus
                                $2.00/barrel.

Canadian Sour Crude (MSO)       New York Mercantile Exchange near
                                month contract closing price for
                                West Texas Intermediate Crude,
                                less gravity adjustment if pro-
                                vided for in crude purchase
                                contract terms ("NYMEXWTILGA"),
                                minus $1.20/barrel.

Bow River Sour Crude            NYMEXWTILGA, minus $1.60/barrel.

Mixed Monty Sour                ATCPPLGA for Sweet Wyoming Crude.

Finished Gasoline               70% times Denver OPIS Low*,
                                  less $.014/gal.
                                +30% times Cheyenne OPIS Los*,
                                  less $.01/gal.

Diesel                          60% times Denver OPIS Low*,
                                  less $.015/gal.
                                +40% times Cheyenne OPIS Low*,
                                  less $.01/gal.

Asphalt For volumes of Asphalt that have been committed for sale under a binding sales contract, the contract price (converted to a price per barrel by dividing the contract short-ton price by 5.6). For all other Asphalt volumes, the average of the high and low Asphalt Cement dollars/ton price (divided by 5.6 to convert the short-ton price to a price per barrel), as established in the category ASPHALT SELLING PRICES Area Barge for MID-CONTINENT/MID-WEST in Asphalt Weekly Monitor, published by Poten & Partners (in the absence of this source of pricing information, such price as determined by the Agent).

Gas Oil                         70% times the Unleaded Regular
                                  Gasoline Net Price
                                +30% times the #2 Diesel net
                                price, less $.10/gal.

Sulfur                          Frontier's net-back price, based
                                on Frontier's most recent sale to
                                an independent third party.

Coke                            $0.00/ton

Propane                         Conway, Kansas OPIS wholesale
                                Propane price, plus $.05/gal.

Normal Butane                   Same methodology as Propane
                                except use Butane price.

Field Butane                    Same as Normal Butane price.

Iso Butane                      Same methodology as Propane
                                except use Iso Butane price.

Olefins                         Same net price used for Premium
                                Unleaded Gasoline, less
                                $.156/gal.

- -----------------------

*     As the price applies to each grade of gasoline (Unleaded
Regular, Unleaded Mid-Grade, Unleaded Premium and Leaded Regular) or diesel (#1 Diesel (0.05% sulfur), #1 Diesel (0.5% sulfur), #2
Diesel (0.05% sulfur) and #2 Diesel (0.5% sulfur)).

Light Straight Run              Same as net price used for
                                Unleaded Regular Gasoline.

Reformate                       Same as net price used for
                                Unleaded Regular Gasoline.


Cat Gas                         Same as net price used for
                                Premium Unleaded Gasoline.

Naphtha and Raffinate           Same as net price used for
                                Unleaded Regular Gasoline,
                                less $.04/gal.

MTBE                            Most recent price the Borrower
                                paid to an independent third
                                party for MTBE.

Ethanol                         Most recent price the Borrower
                                paid to an independent third
                                party for Ethanol.

Natural Gasoline                Conway, Kansas OPIS wholesale
                                price of Natural Gasoline, plus
                                $.05/gal.

Raw Distillate Oil              If the Borrower is selling #2
                                Diesel (0.5% sulfur), then the
                                net price for #2 Diesel (0.5%
                                sulfur), less $.02/gal.  If the
                                Borrower is selling #2 Diesel
                                (0.05% sulfur), then the net
                                price for #2 Diesel (0.05%
                                sulfur), less $.02/gal.

Coker Distillate Oil            Same as Raw Distillate Oil net
                                price.

JP-4                            Same net price used for Naphtha.

Heavy Fuel                      Same as Wyoming Sour Crude Oil
                                net price times 60%.

Cutter Stock                    Same price as Heavy Fuel.

Slurry                          Platt's Gulf Coast Resid, less
                                $6.00/barrel.

Vac Bottoms                     Same average net price used for
                                Asphalt.

HP Vac Bottoms                  Same average net price used for
                                Asphalt.

Unfinished Gasoline             Same price as Unleaded Regular
                                Gasoline, less $.025/gal.

As used in this schedule, "net price" means the reference price less the specified adjustment amount.

The Agent reserves the right to adjust any of the above methodologies for determining market value if any of the sources of price information is no longer representative of market prices.
July 1, 1995



Frontier Oil Corporation
1700 Lincoln, Suite 2100
Denver, Colorado 80203

Attention:  Mr. Jon D. Galvin
            Vice President and Chief
              Financial Officer

Re:         Fourth Amendment to Guaranty

Gentlemen:

     We refer to the Guaranty made by Frontier Oil Corporation (the "Guarantor") as of August 18, 1992, as amended by a First Amendment to Guaranty dated as of October 8, 1992, a letter of waiver and amendment dated March 17, 1993, a Second Amendment to Guaranty dated July 6, 1994 (said Guaranty, as so amended, herein called the "Guaranty"), in favor of (1) Union Bank, Banque Paribas and Den norske Bank AS (the "Banks") and (2) Union Bank, as agent (the "Agent") for the Banks. Unless otherwise defined herein, terms defined in or pursuant to the Guaranty are used herein as therein defined.

     The Guarantor has requested that Section 7.2(k) of the Guaranty (concerning liquidity coverage) be amended as set forth below, and the Banks are willing to do so. Accordingly, the parties hereby agree that, effective as of May 1, 1995, Section 7.2(k) of the Guaranty is amended in full to read as follows:

          "(k) Maintenance of Liquidity Coverage Ratio.  The
Guarantor will not permit the consolidated Liquidity Coverage
Ratio of it and its Subsidiaries as of the end of any calendar month to be less than 1.08 to 1.0."

     On and after the effective date of this letter amendment, each reference in the Guaranty to "this Guaranty," "hereunder," "Hereof," "herein" or words of like import referring to the Guaranty, and each reference in the other Credit Documents to "the FOC Guaranty," "thereunder," "thereof," "therein" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this letter amendment. The Guaranty, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning five counterparts of this letter amendment to the Agent. This letter amendment shall become effective as described above when it has been executed and delivered by all of the parties hereto and when the Agent has received the following documents from the Guarantor, in form and substance satisfactory to the Agent: (1) copies of the resolutions of the Board of Directors of the Guarantor approving this letter amendment and any documents delivered by the Guarantor in connection herewith, certified by the Secretary or an Assistant Secretary of the Guarantor to be correct and complete and in full force and effect as of the date of execution, and as of the effective date, of this letter amendment; and (2) a certificate of the Secretary or an Assistant Secretary of the Guarantor as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed this letter amendment or any document delivered by the Guarantor in connection herewith.

Very truly yours,

UNION BANK, as Agent and as a Bank



By:  /s/ Richard P. DeGrey, Jr.
     --------------------------
     Richard P. DeGrey, Jr.
     Vice President


Agreed as of the date
first written above:


FRONTIER OIL CORPORATION



By:  /s/ Jon D. Galvin
     -----------------
     Jon D. Galvin
     Vice President and
       Chief Financial Officer



BANQUE PARIBAS


By: /s/ Mark M. Green
    -----------------
Name:  Mark M. Green
Title:  Vice President



By:  /s/ Barton D. Schouest
     ----------------------
Name:  Barton D. Schouest
Title:  Group Vice President



DEN NORSKE BANK AS



By:  /s/ Theodore S. Jadick, Jr.
     ---------------------------
Name:  Theodore S. Jadick, Jr.
Title:  Senior Vice President



By:  /s/ Fran Meyers
     ---------------
Name:  Fran Meyers
Title:  Vice President